UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 12, 2019

CELSIUS HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55663	20-2745790
(Commission File Number)	(IRS Employer Identification No.)

2424 N. Federal Highway, Suite 208, Boca Raton, Florida 33431

 (Address of principal executive offices and zip code)

(561) 276-2239
(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms “the Company,” “Celsius,” “we,” “us” and “our” refer to Celsius Holdings, Inc. and its subsidiaries.

Item 7.01	Regulation FD Disclosure.

(a)	Participation in ROTH Conference

On March 12, 2019, Celsius issued a press release announcing that John Fieldly, our Chief Executive Officer, and Edwin Negron-Carballo, our Chief Financial Officer, will conduct one-on-one meetings at the 31st Annual Roth Conference on Monday, March 18 and Tuesday, March 19, 2019 in Orange County, California.

A copy of the press release is included as Exhibit 99.1 to this report.

(b)	Investor Presentation

On March 14, 2019, Celsius posted an investor presentation to its website and it is available in the Financial Information section of the Company’s website at https://www.celsiusholdingsinc.com/.

The Company intends to use the presentation in upcoming investor conferences including the aforementioned Roth Conference. The furnishing of the information in this report is not intended to, and does not, constitute a determination by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company. The information in the materials is presented as of March 14, 2019, and the Company does not assume any obligation to update such information in the future.

A copy of the investor presentation is included as Exhibit 99.2 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description

99.1 99.2	Press Release dated March 12, 2019 Celsius Holdings Inc. Investor Presentation dated March 14, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

Date: March 15, 2019	By:	/s/ John Fieldly
John Fieldly, President and Chief Executive Officer